EXHIBIT 10.1


                              AMENDED AND RESTATED
                      AGREEMENT AND PLAN OF SHARE EXCHANGE


                                  by and among


                              Broad Faith Limited,
                      a British Virgin Islands Corporation,

                                       and

                   the Sole Stockholder of Broad Faith Limited

                                on the one hand;

                                       and

                         Industries International Inc.,
                              a Nevada corporation

                                       and

             Certain Stockholders of Industries International, Inc.,

                                on the other hand




                                February 10, 2003

                              AMENDED AND RESTATED
                      AGREEMENT AND PLAN OF SHARE EXCHANGE

     This Agreement and Plan of Share Exchange, dated as of February 10, 2003 (this "Agreement"), is made and entered into by and among Broad Faith Limited, a British Virgin Islands corporation ("Broad Faith"), and Dr. Kit Tsui, an individual who is the sole stockholder of Broad Faith (the "Stockholder"), on the one hand, and Industries International, Inc., a Nevada corporation ("INDI"), Mr. Daniel Shuput, an individual who owns at least a majority of INDI's outstanding capital stock (the "INDI Stockholder"), Mr. William Roberts ("Roberts") and Ms. Gayle Terry ("Terry"), each individuals who are stockholders of INDI, on the other hand.

     WHEREAS, the respective Boards of Directors of Broad Faith and INDI have adopted resolutions approving and adopting the proposed share exchange (the "Exchange") upon the terms and conditions hereinafter set forth in this Agreement;

     WHEREAS, the Exchange ratio is 28,131,944 shares of INDI common stock for each single share of Broad Faith common stock;

     WHEREAS, the Stockholder holds two shares of Broad Faith's common stock (the "Broad Faith Shares"), which represent all of the issued and outstanding capital stock of Broad Faith, and the Stockholder desires to participate in the Exchange;

     WHEREAS, Broad Faith will enter into this Agreement for the purpose of evidencing its consent to the consummation of the Exchange and for the purpose of making certain representations, warranties, covenants and agreements;

     WHEREAS, the INDI Stockholder will enter into this Agreement for the purpose of making certain representations, warranties, covenants and agreements;


     WHEREAS, it is intended that the terms and conditions of this Agreement comply in all respects with Section 368(a)(1)(B) of the Code and the regulations corresponding thereto, so that the Exchange shall qualify as a tax free reorganization under the Code;

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE 1
                                  THE EXCHANGE

     1.1     The  Exchange. Upon the terms and subject to the conditions hereof,
             -------------
at the Closing (as hereinafter defined) the Stockholder will sell, convey, assign, transfer and deliver to INDI one or more stock certificates representing the Broad Faith Shares, and INDI will issue to the Stockholder, in exchange for the Broad Faith Shares, one or more stock certificates representing an aggregate of 15,003,140 shares (the "INDI Shares") of its common capital stock, par value $.01 per share ("INDI Common Stock"). In addition, subject to compliance with applicable federal securities laws, as soon as practicable following the

Closing, INDI shall increase its authorized capital to at least 100,000,000 shares of common stock and upon the effectiveness of such increase INDI shall issue the remaining 41,260,748 shares (the "Post Closing Shares") of common stock of INDI owed to the Stockholder pursuant to the Exchange without additional consideration. The number of Post Closing Shares shall be adjusted accordingly in the event a reverse stock split is effected concurrently with the increase in authorized common stock of INDI.

     1.2  Closing.  The closing of the Exchange (the "Closing") shall take place
          -------
on the date of this Agreement. Such date is referred to herein as the "Closing Date."

                                    ARTICLE 2
                  REPRESENTATIONS AND WARRANTIES OF BROAD FAITH

     Broad  Faith  hereby  represents  and  warrants  to  INDI  as  follows:

     2.1     Organization.  Broad  Faith  has been duly incorporated, is validly
             ------------
existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation, and has the requisite power to carry on its business as now conducted.

     2.2     Capitalization.  The  authorized  capital  stock  of  Broad  Faith
             --------------
consists of 50,000 shares of common stock, U.S. $1.00 par value, of which two shares are issued and outstanding, and no shares of preferred stock. All of the issued and outstanding shares of capital stock of Broad Faith are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. There are no outstanding or authorized options, rights, warrants, calls, convertible securities, rights to subscribe, conversion rights or other agreements or commitments to which Broad Faith is a party or which are binding upon Broad Faith providing for the issuance or transfer by Broad Faith of additional shares of its capital stock and Broad Faith has not reserved any shares of its capital stock for issuance, nor are there any outstanding stock option rights, phantom equity or similar rights, contracts, arrangements or commitments which are binding upon Broad Faith. There are no voting trusts or any other agreements or understandings with respect to the voting of Broad Faith's capital stock.

     2.3     Certain  Corporate  Matters.  Broad  Faith  is duly qualified to do
             ---------------------------
business as a corporation and is in good standing in each jurisdiction in which the ownership of its properties, the employment of its personnel or the conduct of its business requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on Broad Faith's financial condition, results of operations or business. Broad Faith has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged and to own and use the properties owned and used by it.

     2.4     Authority Relative to this Agreement. Broad Faith has the requisite
             ------------------------------------
power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by Broad Faith and the consummation by Broad Faith of the transactions contemplated hereby have been duly authorized by the Stockholder and the Board of Directors of Broad Faith and no other actions on the part of Broad Faith are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Broad Faith and constitutes a valid and binding agreement of Broad Faith, enforceable against Broad Faith in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

     2.5  Consents  and  Approvals;  No  Violations.  Except for requirements of
          -----------------------------------------
applicable law, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by Broad Faith of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by Broad Faith nor the consummation by Broad Faith of the transactions contemplated hereby, nor compliance by Broad Faith with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the organizational documents of Broad Faith, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Broad Faith is a party or by which it or its properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Broad Faith, or any of its properties or assets, except in the case of clauses (b) and
(c) for violations, breaches or defaults which are not in the aggregate material to Broad Faith taken as a whole.

     2.6     Financial Statements.  The reviewed consolidated balance sheets of
             --------------------
Broad Faith as of September 30, 2002 and reviewed consolidated statements of operations and cash flows for the 9 months ended September 30, 2002, and the reviewed consolidated balance sheets as of December 31, 2001 and reviewed statements of operations and cash flows for the 12 months ended December 31, 2001, and the reviewed consolidated balance sheets of Broad Faith as of December 31, 2000 and reviewed consolidated statements of operations and cash flows for the 12 months ended December 31, 2000, and the reviewed consolidated balance sheets of Broad Faith as of December 31, 1999 and reviewed consolidated statements of operations and cash flows for the 12 months ended December 31, 1999 (collectively, the "Broad Faith Financial Statements") (a) were prepared in accordance with the books and records of Broad Faith; (b) were prepared in accordance with United States generally accepted accounting principles, subject to final review by the U.S. affiliate of Broad Faith's auditor, Moores Rowland.; and (c) are accurate and fairly present its financial condition and the results of operations as of the relevant dates thereof and for the entities and periods covered thereby.

     2.7  Absence  of  Material Changes. Since September 30, 2002, there has not
          ---------------------------
been any material adverse change in the condition (financial or otherwise) of the properties, assets, liabilities or business of Broad Faith, except changes in the ordinary course of business which, individually and in the aggregate, have not been materially adverse.


     2.8  Title  to  Assets. Broad Faith has good and marketable title to all of
          -----------------
the assets and properties now carried on its books including those reflected in the most recent balance sheet contained in the Broad Faith Financial Statements, free and clear of all liens, claims, charges, security interests or other encumbrances, except as described in the Broad Faith Financial Statements or arising thereafter in the ordinary course of business (none of which will be material).

     2.9     Disclosure.  The  representations  and warranties and statements of
             ----------
fact made by Broad Faith in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                               OF THE STOCKHOLDER

     The Stockholder hereby represents and warrants to INDI and the INDI Stockholder as follows:

     3.1     Ownership  of  the  Broad  Faith  Shares.  The  Stockholder  owns,
             ----------------------------------------
beneficially and of record, good and marketable title to the Broad Faith Shares, free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies, options or stockholders' agreements. At the Closing, the Stockholder will convey to INDI good and marketable title to the Broad Faith
Shares, free and clear of any security interests, liens, adverse claims, encumbrances, equities, proxies, options, stockholders' agreements or restrictions.

     3.2  Authority  Relative  to  this  Agreement.  The execution, delivery and
          ----------------------------------------
performance of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby have been duly authorized by the Stockholder, and no other actions on the part of the Stockholder are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

     3.3     Consents  and  Approvals; No Violations. Except for requirements of
             ---------------------------------------
applicable laws, no filing with, and no permit, authorization, consent or approval of, any public body or authority is necessary for the consummation by the Stockholder of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by the Stockholder nor the consummation by the Stockholder of the transactions contemplated hereby, nor compliance by the Stockholder with any of the provisions hereof, will (a) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or his property may be bound or (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Stockholder, except in the case of clauses (a) and (b) for violations, breaches or defaults which are not in the aggregate material to the Stockholder.

   3.6     Restricted  Securities.  The Stockholder acknowledges that the INDI
             ----------------------
Shares will not be registered pursuant to the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws, that the INDI Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the INDI Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this regard, the Stockholder is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     3.7  Accredited  Investor.  The  Stockholder is an "Accredited Investor" as
          --------------------
that term is defined in rule 501 of Regulation D promulgated under the Securities Act. The Stockholder is able to bear the economic risk of acquiring the INDI Shares pursuant to the terms of this Agreement, including a complete loss of the Stockholder's investment in the INDI Shares.

     3.7     Legend.  The  Stockholder  acknowledges  that  the  certificate(s)
             ------
representing the INDI Shares shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                    ARTICLE 4
                        REPRESENTATIONS AND WARRANTIES OF
                          INDI AND THE INDI STOCKHOLDER

     INDI and the INDI Stockholder hereby represent and warrant, jointly and severally, to Broad Faith and the Stockholder as follows:

     4.1     Organization.  INDI  is  a  corporation  duly  organized,  validly
             ------------
existing and in good standing under the laws of the state of its incorporation, and has the requisite corporate power to carry on its business as now conducted.

     4.2     Capitalization.  INDI's  authorized  capital  stock  consists  of
             --------------
20,000,000 shares of capital stock, all of which are designated as Common Stock, of which 4,996,860 shares are and at the Closing will be issued and outstanding. All issued and outstanding shares of INDI Common Stock are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. When issued, the INDI Shares will be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights, there are no outstanding or authorized options, rights, warrants, calls, convertible securities, rights to subscribe, conversion rights or other agreements or commitments to which INDI is a party or which are binding upon INDI providing for the issuance by INDI or transfer by INDI of additional shares of INDI's capital stock and INDI has not reserved any shares of its capital stock for issuance, nor are there any outstanding stock option rights, phantom equity or similar rights, contracts, arrangements or commitments to issue capital stock of INDI. There are no voting trusts or any other agreements or understandings with respect to the voting of INDI's capital stock.

     4.3  Certain  Corporate  Matters.  INDI is duly licensed or qualified to do
          ---------------------------
business and is in good standing as a foreign corporation in every jurisdiction in which the character of INDI's properties or nature of INDI's business requires it to be so licensed or qualified other than such jurisdictions in which the failure to be so licensed or qualified does not, or insofar as can reasonably be foreseen, in the future will not, have a material adverse effect on its financial condition, results of operations or business. INDI has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged or in which it proposes presently to engage and to own and use the properties owned and used by it. INDI has delivered to Broad Faith true, accurate and complete copies of its Certificate of Incorporation and Bylaws, which reflect all restatements of and amendments made thereto at any time prior to the date of this Agreement. The records of meetings of the stockholders and Board of Directors of INDI are complete and correct in all material respects. The stock records of INDI and the stockholder lists of INDI that INDI has previously furnished to Broad Faith are complete and correct in all material respects and accurately reflect the record ownership and the beneficial ownership of all the outstanding shares of INDI's capital stock and any other outstanding securities issued by INDI. INDI is not in default under or in violation of any provision of its Certificate of Incorporation or Bylaws in any material respect. INDI is not in any material default or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability by which it is bound or to which any of its assets is subject.

     4.4     Authority  Relative  to  this  Agreement.  INDI  has  the requisite
             ----------------------------------------
corporate power and authority to enter into this Agreement and carry out its obligations hereunder. The execution, delivery and performance of this Agreement by INDI and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of INDI and no other actions on the part of INDI are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by INDI and constitutes a valid and binding obligation of INDI, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

     4.5     Consents  and  Approvals;  No  Violations.  Except  for  applicable
             -----------------------------------------
requirements of federal securities laws and state securities or blue-sky laws, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by INDI of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by INDI nor the consummation by INDI of the transactions contemplated hereby, nor compliance by INDI with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the charter or Bylaws of INDI, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which INDI is a party or by which it or any of its properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to INDI, or any of its properties or assets, except in the case of clauses (b) and
(c) for violations, breaches or defaults which are not in the aggregate material to INDI taken as a whole.

     4.6     SEC Documents.  INDI hereby makes reference to the following
             -------------
documents filed with the United States Securities and Exchange Commission (the "SEC"), as posted on the SEC's website, www.sec.gov: (collectively, the "SEC
                                        -----------
Documents"): (a) Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001; (b) General Form For Registration of Securities Of Small Business Issuers on Form 10-SB12G as filed on December 4, 2000, and all amendments thereto; and (c) Quarterly Reports on Form 10-QSB for the periods ended March 31, 2001, June 30, 2001, September 30, 2001, March 31, 2002, June 30, 2002 and
September 30, 2002, and all amendments thereto. The SEC Documents constitute all of the documents and reports that INDI was required to file with the SEC pursuant to the Securities Exchange Act of 1934 ("Exchange Act") and the rules and regulations promulgated thereunder by the SEC since the effectiveness of INDI's Form 10-SB12G filed on December 4, 2000. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and none of the SEC Documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of INDI included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States (except, in the case of unaudited statements, as permitted by the applicable form under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of INDI as of the dates thereof and its statements of operations, stockholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which were and are not expected to have a material adverse effect on INDI, its business, financial condition or results of operations). Except as and to the extent set forth on the consolidated balance sheet of INDI as of September 30, 2002, including the notes thereto, INDI has no liability or obligation of any nature (whether accrued, absolute, contingent or otherwise and whether required to be reflected on a balance sheet or not), except for liabilities and obligations incurred in the ordinary course of business consistent with past practices since September 30, 2002 which in the aggregate could not reasonably be expected to have a material adverse effect on INDI, its business, financial condition or results of operations.

     4.7     Financial Statements.
             --------------------

          (a) Included in the SEC Documents are the audited balance sheet of INDI as at December 31, 2001, and the related statements of income, stockholders' equity and cash flows for the two years then ended, together with the unqualified report thereon (except with respect to continuation as a going concern) of Randy Simpson CPA, P.C. ("Simpson"), independent auditor (collectively, "INDI's Audited Financials").

     (b) Included in the SEC Documents are the unaudited balance sheets of INDI as at September 30, 2002, and the related statements of operations and cash flows for the nine months ended September 30, 2002, as reviewed by Simpson ("INDI's Interim Financials"). The unaudited balance sheet at September 30, 2002 included in INDI's Interim Financials is hereinafter referred to as the "Unaudited Balance Sheet" and September 30, 2002 is hereinafter referred to as the "INDI Balance Sheet Date".

          (c) INDI's Audited Financials and INDI's Interim Financials (collectively "INDI's Financial Statements") are (i) in accordance with the books and records of INDI, (ii) correct and complete, (iii) fairly present the financial position and results of operations of INDI as of the dates indicated, and (iv) prepared in accordance with U.S. GAAP (except that (x) unaudited financial statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein, and (y) interim (unaudited) financials are subject to normal year-end audit adjustments that in the aggregate will not have a material adverse effect on INDI, its business, financial condition or results of operations.

     4.8     Events Subsequent to Financial Statements. Since December 31, 2001,
             -----------------------------------------
there  has  not  been:

(a) Any sale, lease, transfer, license or assignment of any assets, tangible or intangible, of INDI;

(b) Any damage, destruction or property loss, whether or not covered by insurance, affecting adversely the properties or business of INDI;

(c) Any declaration or setting aside or payment of any dividend or distribution with respect to the shares of capital stock of INDI or any redemption, purchase or other acquisition of any such shares;

(d) Any subjection to any lien on any of the assets, tangible or intangible, of INDI;

(e) Any incurrence of indebtedness or liability or assumption of obligations by INDI;

(f)  Any  waiver  or  release  by  INDI  of  any  right  of  any material value;

(g)  Any  compensation  or  benefits  paid  to  officers  or  directors of INDI;

(h) Any change made or authorized in the Certificate of Incorporation or Bylaws of INDI; or

(i) Any loan to or other transaction with any officer, director or stockholder of INDI giving rise to any claim or right of INDI against any such person or of such person against INDI.

(j) any material adverse change in the condition (financial or otherwise) of the properties, assets, liabilities or business of INDI.

     4.9     Undisclosed  Liabilities.  Except  as otherwise disclosed in INDI's
             ------------------------
Financial Statements, INDI has no material liability or obligation whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise.

     4.10     Tax  Matters.
              ------------

(a) INDI has duly filed all material federal, state, local and foreign tax returns required to be filed by or with respect to it with the Internal Revenue Service or other applicable taxing authority, and no extensions with respect to such tax returns have been requested or granted;

(b) INDI has paid, or adequately reserved against in INDI's Financial Statements, all material taxes due, or claimed by any taxing authority to be due, from or with respect to it;

(c) To the best knowledge of INDI, there has been no material issue raised or material adjustment proposed (and none is pending) by the Internal Revenue Service or any other taxing authority in connection with any of INDI's tax returns;

(d) No waiver or extension of any statute of limitations as to any material federal, state, local or foreign tax matter has been given by or requested from INDI; and

(e) INDI has not filed a consent under Section 341(f) of the Internal Revenue Code of 1986, as amended.

     For  the  purposes  of  this Section 4.10, a tax is due (and must therefore
                                  ------------
either be paid or adequately reserved against in INDI's Financial Statements) only on the last date payment of such tax can be made without interest or penalties, whether such payment is due in respect of estimated taxes, withholding taxes, required tax credits or any other tax.

     4.11     Real  Property.  INDI  does  not  own  or lease any real property.
              --------------

     4.12     Books  and Records. The books and records of INDI delivered to the
              ------------------
Stockholder prior to the Closing fully and fairly reflect the transactions to which INDI is a party or by which it or its properties are bound.

     4.13     Questionable  Payments.  Neither  INDI  nor any employee, agent or
              ----------------------
representative of it has, directly or indirectly, made any bribes, kickbacks, illegal payments or illegal political contributions using Company funds or made any payments from INDI's funds to governmental officials for improper purposes or made any illegal payments from INDI's funds to obtain or retain business.

     4.14  Environmental  Matters.
           ----------------------

(a)     Definitions.  For  the  purpose  of  this Agreement, the following terms
        -----------
shall  have  the  meaning  herein  specified:

     (i) "Governmental Authority" shall mean the United States, each state, each county, each city and each other political subdivision in which INDI's business is located, and any court, political subdivision, agency or instrumentality with jurisdiction over INDI's business.

     (ii) "Environmental Laws" shall mean (A) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C.A. 9601 et seq. ("CERCLA"), (B) the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendment of 1984, 42 U.S.C.A. 6901 et seq. ("RCRA"), (C) the Clean Air Act, 42 U.S.C.A. 7401 et seq., (D) the Federal Water Pollution Control Act, as amended, 33 U.S.C.A. 1251 et seq.,
     (E) the Toxic Substances Control Act, 15 U.S.C.A. 2601 et seq., (F) all applicable state laws, and (G) all other laws and ordinances relating to municipal waste, solid waste, air pollution, water pollution and/or the handling, discharge, disposal or recovery of on-site or off-site hazardous substances or materials, as each of the foregoing has been or may hereafter be amended from time to time.

     (iii) "Hazardous Materials" shall mean, among others, (A) any "hazardous waste" as defined by RCRA, and regulations promulgated thereunder; (B) any "hazardous substance" as defined by CERCLA, and regulations promulgated thereunder; (C) any "toxic pollutant" as defined in the Federal Water Pollution Prevention and Control Act, as amended, 33 U.S.C. 1251 et seq., (commonly known as "CWA" for "Clean Water Act"), and any regulations thereunder; (D) any "hazardous air pollutant" as defined in the Air Pollution Prevention and Control Act, as amended, 42 U.S.C. 7401 et seq. (commonly known as "CAA" for "Clean Air Act") and any regulations thereunder; (E) asbestos; (F) polychlorinated biphenyls; (G) any substance the presence of which at the Business Location (as hereinafter defined) is prohibited by any Environmental Laws; and (H) any other substance which is regulated by any Environmental Laws.

     (iv) "Hazardous Materials Contamination" shall mean the presence of Hazardous Materials in the soil, groundwater, air or any other media regulated by the Environmental Laws on, under or around INDI's facilities at levels or concentration which trigger any requirement under the Environmental Laws to remove, remediate, mitigate, abate or otherwise reduce the level or concentration of the Hazardous Materials. The term "Hazardous Materials Contamination" does not include the presence of Hazardous Materials in process tanks, lines, storage or reactor vessels, delivery trucks or any other equipment or containers, which Hazardous
     Materials are used in the manufacture, processing, distribution, use, storage, sale, handling, transportation, recycling, reuse or disposal of the products that were manufactured and/or distributed by INDI.

     (v) "Business Location" shall mean any real property, building, facility or structure owned, leased or occupied by INDI at any time from its inception until the present.

(b)     Representations  and  Warranties.  Based  on the foregoing, INDI and the
        --------------------------------
INDI  Stockholder,  jointly  and  severally,  represent  and  warrant  that:

     (i) To the best knowledge of INDI and the INDI Stockholder, after due investigation, there has been no material failure by INDI to comply with all applicable requirements of Environmental Laws relating to INDI, INDI's operations, and INDI's manufacture, processing, distribution, use, treatment, generation, recycling, reuses, sale, storage, handling, transportation or disposal of any Hazardous Material and INDI is not aware of any facts or circumstances which could materially impair such compliance with all applicable Environmental Laws.

     (ii) INDI has not received notice from any Governmental Authority or any other person of any actual or alleged violation of any Environmental Laws, nor is any such notice anticipated.

     (iii) To the best knowledge of INDI and the INDI Stockholder, after due investigation, Environmental Laws do not require that any permits, licenses or similar authorizations to construct, occupy or operate any equipment or facilities used in the conduct of INDI's business.

     (iv) No Hazardous Materials are now located at the Business Location, and, to the best knowledge of INDI, after due investigation, INDI has not ever caused or permitted any Hazardous Materials to be generated, placed, stored, held, handled, located or used at the Business Location, except those which may lawfully be used, transported, stored, held, handled, generated or placed at the Business Location in the conduct of INDI's business.

     (v) INDI has not received any notices, whether from a Governmental Authority or some other third party, that Hazardous Material Contamination exists at the Business Location or at any other location utilized by INDI in the conduct of its business nor is INDI aware of any circumstances that would give rise to an allegation of such contamination.

     (vi) To the best knowledge of INDI and the INDI Stockholder, after due investigation, no investigation, administrative order, consent order or agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination is proposed, threatened, anticipated, pending or otherwise in existence with respect to the Business Location or with respect to any other site controlled or utilized by INDI in the operation of its business. To the best knowledge of INDI, after due investigation, the Business Location is not currently on, and has never been on, any federal or state "Superfund" or "Superlien" list.

     4.15     Intellectual  Property.  INDI  does not own or use any trademarks,
              ----------------------
trade names, service marks, patents, copyrights or any applications with respect thereto. INDI has no knowledge of any claim that, or inquiry as to whether, any product, activity or operation of INDI infringes upon or involves, or has resulted in the infringement of, any trademarks, trade-names, service marks, patents, copyrights or other proprietary rights of any other person, corporation or other entity; and no proceedings have been instituted, are pending or are threatened.

     4.16     Insurance.  INDI  has  no  insurance  policies  in  effect.
              ---------

     4.17     Contracts.  Except  as  set  forth  on  Schedule 4.17, INDI has no
              ---------                               -------------
material contracts, leases, arrangements or commitments (whether oral or written). INDI is not a party to or bound by or affected by any contract, lease, arrangement or commitment (whether oral or written) relating to: (a) the employment of any person; (b) collective bargaining with, or any representation of any employees by, any labor union or association; (c) the acquisition of services, supplies, equipment or other personal property; (d) the purchase or sale of real property; (e) distribution, agency or construction; (f) lease of real or personal property as lessor or lessee or sublessor or sublessee; (g) lending or advancing of funds; (h) borrowing of funds or receipt of credit; (i) incurring any obligation or liability; or (j) the sale of personal property.

     4.18     Litigation.  INDI  is  not subject to any judgment or order of any
              ----------
court or quasijudicial or administrative agency of any jurisdiction, domestic or foreign, nor is there any charge, complaint, lawsuit or governmental investigation pending against INDI. INDI is not a plaintiff in any action, domestic or foreign, judicial or administrative. There are no existing actions, suits, proceedings against or investigations of INDI, and INDI knows of no basis for such actions, suits, proceedings or investigations. There are no unsatisfied judgments, orders, decrees or stipulations affecting INDI or to which INDI is a party.

     4.19  Employees.  INDI  does  not have any employees. INDI does not owe any
           ---------
compensation of any kind, deferred or otherwise, to any current or previous employees. INDI has no written or oral employment agreements with any officer or director of INDI. INDI is not a party to or bound by any collective bargaining agreement. Except as set forth on Schedule 4.19, there are no loans or other
                                      -------------
obligations payable or owing by INDI to any stockholder, officer, director or employee of INDI, nor are there any loans or debts payable or owing by any of such persons to INDI or any guarantees by INDI of any loan or obligation of any nature to which any such person is a party.

     4.20     Employee  Benefit Plans. INDI has no (a) non-qualified deferred or
              -----------------------
incentive compensation or retirement plans or arrangements, (b) qualified retirement plans or arrangements, (c) other employee compensation, severance or termination pay or welfare benefit plans, programs or arrangements or (d) any related trusts, insurance contracts or other funding arrangements maintained, established or contributed to by INDI.

     4.21     Legal  Compliance.  To  the  best  knowledge  of  INDI,  after due
              -----------------
investigation, no claim has been filed against INDI alleging a violation of any applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof. INDI holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of its business as presently conducted.

     4.22  No  Subsidiaries.  INDI  does  not  own any capital stock or have any
           ----------------
interest in any corporation, partnership, or other form of business organization.

     4.23     Broker's  Fees.  Neither  INDI,  nor  anyone on its behalf has any
              --------------
liability to any broker, finder, investment banker or agent, or has agreed to pay any brokerage fees, finder's fees or commissions, or to reimburse any expenses of any broker, finder, investment banker or agent in connection with this Agreement.

     4.24     Disclosure.  The  representations and warranties and statements of
              ----------
fact made by INDI in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

                                    ARTICLE 5
                                 INDEMNIFICATION

     5.1     The  INDI  Stockholder  hereby agrees to indemnify Broad Faith, the
Stockholder and each of the officers, agents and directors of Broad Faith against any loss, liability, claim, damage or expense (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) to which it or they may become subject arising out of or based on any breach of or inaccuracy in any of the representations and warranties made by INDI and/or the INDI Stockholder herein or any misrepresentation made by INDI and/or the INDI Stockholder in this Agreement. The indemnification provided for in this paragraph shall survive the Closing until the expiration of the applicable statute of limitations.

                                    ARTICLE 6
                     COVENANTS AND AGREEMENTS OF THE PARTIES
                           EFFECTIVE PRIOR TO CLOSING

6.1    Corporate Examinations and Investigations.  Prior to the Closing, each
       -----------------------------------------
party shall be entitled, through its employees and representatives, to make such investigations and examinations of the books, records and financial condition of Broad Faith (and its consolidated subsidiaries) and INDI as each party may request. In order that each party may have the full opportunity to do so, Broad Faith and INDI, the Stockholder and the INDI Stockholder shall furnish each party and its representatives during such period with all such information concerning the affairs of Broad Faith or INDI as each party or its representatives may reasonably request and cause Broad Faith or INDI and their respective officers, employees, consultants, agents, accountants and attorneys to cooperate fully with each party's representatives in connection with such review and examination and to make full disclosure of all information and documents requested by each party and/or its representatives. Any such investigations and examinations shall be conducted at reasonable times and under reasonable circumstances, it being agreed that any examination of original documents will be at each party's premises, with copies thereof to be provided to each party and/or its representatives upon request.

     6.2     Cooperation; Consents.  Prior to the Closing, each party shall
             ---------------------
cooperate with the other parties to the end that the parties shall (i) in a timely manner make all necessary filings with, and conduct negotiations with, all authorities and other persons the consent or approval of which, or the license or permit from which is required for the consummation of the Exchange and (ii) provide to each other party such information as the other party may reasonably request in order to enable it to prepare such filings and to conduct such negotiations.

     6.3     Conduct of Business.  Subject to the provisions hereof, from the
             -------------------
date hereof through the Closing, each party hereto shall (i) conduct its business in the ordinary course and in such a manner so that the representations and warranties contained herein shall continue to be true and correct in all material respects as of the Closing as if made at and as of the Closing and (ii) not enter into any material transactions or incur any material liability not required or specifically contemplated hereby, without first obtaining the written consent of Broad Faith and the Stockholder on the one hand and INDI and the INDI Stockholder on the other hand. Without the prior written consent of Broad Faith, the Stockholder, INDI or the INDI Stockholder, except as required or specifically contemplated hereby, each party shall not undertake or fail to undertake any action if such action or failure would render any of said warranties and representations untrue in any material respect as of the Closing.

     6.4  Litigation.  From  the  date  hereof  through  the  Closing,
          ----------
each party hereto shall promptly notify the representative of the other parties of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against such party or any of its affiliates or any officer, director, employee, consultant, agent or shareholder thereof, in their capacities as such, which, if decided adversely, could reasonably be expected to have a material adverse effect upon the condition (financial or otherwise), assets, liabilities, business, operations or prospects of such party or any of its subsidiaries.

     6.5  Notice  of  Default.  From  the  date  hereof  through  the
          -----------------
Closing, each party hereto shall give to the representative of the other parties prompt written notice of the occurrence or existence of any event, condition or circumstance occurring which would constitute a violation or breach of this Agreement by such party or which would render inaccurate in any material respect any of such party's representations or warranties herein.

                                    ARTICLE 7
                              CONDITIONS TO CLOSING

     7.1     Conditions  to Obligations of Broad Faith and the Stockholder.  The
             -------------------------------------------------------------
obligations of Broad Faith and the Stockholder under this Agreement shall be subject to each of the following conditions:

          (a)     Closing  Deliveries.  At  the  Closing,  INDI  and/or the INDI
                  -------------------
Stockholder shall have delivered or caused to be delivered to Broad Faith and the Stockholder the following:

               (i) resolutions duly adopted by the Board of Directors of INDI authorizing and approving the Exchange and the execution, delivery and performance of this Agreement;

               (ii) a certificate of good standing for INDI from the Secretary of State of the State of Nevada, dated not earlier than five days prior to the Closing Date;

               (iii) subject to compliance with Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, written resignations of all officers and directors of INDI in office immediately prior to the Closing, and board resolutions electing the following individuals to the positions with INDI listed opposite their names below:

           Dr.  Kit  Tsui . . . . . . .    Chairman  of  the  Board;  CEO
           Mr.  Weijiang  Yu  . . . . . . . . . . .  Director;  President;
           Mr.  Zhiyong  Xu   . . . . . . . . . . . . . . . .   Director

               (iv) certificate representing the INDI Shares bearing the name of the Stockholder;

               (v) such other documents as Broad Faith may reasonably request in connection with the transactions contemplated hereby.

     (b)     Representations and Warranties to be True.    The representations
             -----------------------------------------
and warranties of INDI and the INDI Stockholder herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. INDI and the INDI Stockholder shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

     7.2     Conditions  to  Obligations  of  INDI and the INDI Stockholder. The
             --------------------------------------------------------------
obligations of INDI and the INDI Stockholder under this Agreement shall be subject to each of the following conditions:

          (a)     Closing Deliveries.    On the Closing Date, Broad Faith and/or
                  ------------------
the  Stockholder  shall  have  delivered  to  INDI  the  following:

               (i) one or more certificates representing the Broad Faith Shares to be delivered pursuant to this Agreement duly endorsed or accompanied by duly executed stock power; and

               (ii) such other documents as INDI may reasonably request in connection with the transactions contemplated hereby.

     (b)     Representations  and  Warranties to be True.    The representations
             -------------------------------------------
and warranties of Broad Faith and the Stockholder herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. Broad Faith and the Broad Faith Stockholder shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

          (c) Director Questionnaires. Each of the individuals listed in Section
              ------------------------
7.1(a)(iii) shall have submitted to INDI's legal counsel, no later than 15 calendar days prior to the Closing Date, a written response to the director questionnaire previously delivered to Broad Faith, and upon receipt of all such responses INDI's legal counsel shall prepare and file with the SEC at least 10 calendar days prior to the Closing Date an Information Statement Notice of Change In Control and of a Majority of Directors pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder. The Stockholder and Broad Faith shall have the opportunity to review and provide comments to such Information Statement prior to its filing with the SEC.



                                    ARTICLE 8
                             POST-CLOSING COVENANTS


     8.1     Lock-Up/Leak-Out Agreement; Rule 144
             ------------------------------------

          (a)     Lock-Up/Leak-Out Agreement.  Following the Closing, in no
                  --------------------------
event shall the INDI Stockholder, Roberts and Terry, acting as a group, sell more than: 200,000 shares of INDI common stock within 90 days after the Closing; or more than 1,000,000 shares during the period commencing on the 91st day after the Closing Date and ending on the 180th day after the Closing Date; or more than 1,000,000 shares during the period commencing on the 181st day after the Closing Date and ending on the 270th day after the Closing; or more than 1,400,000 shares during the period commencing on the 271st day after the Closing and ending on the 360th day following the Closing. The number of shares subject to this Section 8.1 shall be adjusted accordingly in the event a reverse stock split or other recapitalization is effected during a period covered hereby. Any shares permitted to be sold but not sold during a period specified above shall not accrue to the next period, and the INDI Stockholder shall not be permitted to sell during any specified period more than the number of shares listed above for such period. At the Closing, the INDI Stockholder, Roberts and Terry shall deliver to INDI's stock transfer agent one or more stock certificates collectively representing 3,600,000 shares (collectively, the "Lock-Up Shares") of INDI common stock with instructions to place an appropriate legend (the "Lock-Up Legend") referring to these transfer restrictions on such certificate(s). INDI shall consent to the removal of such restrictive legends to the extent such removal is appropriate under this Section 8.1 and permitted by applicable law.

          (b)     Rule 144.  Subject to and in conformity with the restrictions
                  --------
set forth in Section 8.1(a) above, INDI shall cooperate with the INDI Stockholder, Roberts and Terry in permitting sales of stock by such persons pursuant to Rule 144. Promptly upon receipt of a standard seller's representation form, a standard broker's representation form, and a signed Form 144, INDI shall promptly provide authorization to INDI's transfer agent to remove the restrictive 144 legend from the stock certificate for resale by such person or deposit into the account of a brokerage firm for resale by such person. Upon written request of the INDI Stockholder, Roberts, and/or Terry, as the case may be, INDI shall promptly remove from INDI stock certificates of such persons any 144 legend three months following Closing Date as reasonably permitted pursuant to Rule 144(k); provided, however, that such certificates shall continue to bear the Lock-Up Legend subject to and in compliance with
Section 8.1(a) above.

     8.2     Limitation on Reverse-Split.  The Stockholder and INDI hereby agree
             ---------------------------
that INDI shall not within the 360 days following the date of this Agreement combine (i.e. reverse-split) its outstanding capital stock by any ratio greater than 4 to 1, and shall not effect such combination (i.e. reverse-split) more than once during such period.

     8.3     INDI 2002 Audit Fees.  The INDI Stockholder hereby agrees to pay
             --------------------
all fees and costs associated with the preparation of INDI's 2002 audit and shall cooperate fully with and provide all requisite information and documents to INDI's auditor during the 2002 audit process.

     8.4 Financial Records. The INDI Stockholder hereby agrees to provide all original financial bookkeeping records of INDI to the Stockholder no later than February 18, 2003.

                               GENERAL PROVISIONS

     9.1     Notices. All notices and other communications hereunder shall be in
             -------
writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or mailed by registered or certified mail (postage prepaid and return receipt requested) to the party to whom the same is so delivered, sent or mailed at addresses set forth on the signature page hereof (or at such other address for a party as shall be specified by like notice).

     9.2     Interpretation.  The  headings  contained in this Agreement are for
             --------------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated.

     9.3     Severability.  If  any  term, provision, covenant or restriction of
             ------------
this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve each party's anticipated benefits under this Agreement.

     9.4     Miscellaneous.  This  Agreement  (together with all other documents
             -------------
and instruments referred to herein): (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof; (b) except as expressly set forth herein, is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise, except as may be mutually agreed upon by the parties hereto.

     9.5     Separate  Counsel. Each party hereby expressly acknowledges that it
             -----------------
has been advised to seek its own separate legal counsel for advice with respect to this Agreement, and that no counsel to any party hereto has acted or is acting as counsel to any other party hereto in connection with this Agreement.

     9.6     Governing  Law;  Venue.  This  Agreement  shall be governed by, and
             ----------------------
construed and enforced in accordance with, the laws of the State of Nevada, U.S.A. Any and all actions brought under this Agreement shall be brought in the state and/or federal courts of the United States sitting in the City of Los Angeles, California and each party hereby waives any right to object to the convenience of such venue.

     9.7     Counterparts  and  Facsimile  Signatures.  This  Agreement  may  be
             ----------------------------------------
executed in two or more counterparts, which together shall constitute a single agreement. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked document.

     9.8     Amendment.  This Agreement may be amended, modified or supplemented
             ---------
only  by  an  instrument  in  writing  executed  by  all  parties  hereto.

     9.9     Parties  In  Interest:  No  Third  Party  Beneficiaries.  Except as
             -------------------------------------------------------
otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. This Agreement shall not be deemed to confer upon any person not a party hereto any rights or remedies hereunder.

     9.10     Waiver. No waiver by any party of any default or breach by another
              ------
party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party's rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

     9.11 Expenses. At or prior to the Closing, the parties hereto shall pay all
          --------
of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisers.

                               [SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Agreement and Plan of Share Exchange as of the date first written above.

INDUSTRIES  INTERNATIONAL  INC.

By:

Name:  ________________________

Title:  _________________________

Address:  1236  Wigwam  Street,  Mesquite  NV  89207


INDI  STOCKHOLDER:

____________________________
Daniel  Shuput

Address:
____________________________


_______________________________
WILLIAM  ROBERTS

Address:

________________________________


________________________________
GAYLE  TERRY

Address:

________________________________



                       [SIGNATURES CONTINUE ON NEXT PAGE]

                   [SIGNATURE PAGE TWO OF AMENDED AND RESTATED
                      AGREEMENT AND PLAN OF SHARE EXCHANGE]


IN WITNESS WHEREOF, the parties have executed this Amended and Restated Agreement and Plan of Share Exchange as of the date first written above.


BROAD FAITH LIMITED

By:  _______________________________
Name:  Dr.  Kit  Tsui
Title:  President

Address:

_________________________________

_________________________________


___________________________________
DR.  KIT  TSUI

Address:

_________________________________

_________________________________